Exhibit 99.1

1 Investor Presentation April 2023 Asset Light Growth in the Short - Term Stay Hospitality Industry

2 Forward Looking Statements This presentation contains forward - looking statements, including with respect to financial and operational guidance, scheduled property openings, expected closing of noted lease transactions, continued closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1 A of our 10 - K for the year ended December 31 , 2022 . Generally, such forward - looking information or forward - looking statements can be identified by the use of forward - looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved" . Forward - looking information may relate to anticipated events or results including, but not limited to business strategy, leasing terms, high - level occupancy rates, and sales and growth plans . The financial projections provided herein are based on certain assumptions and existing and anticipated market, travel and public health conditions, all of which may change . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . Non - GAAP Information The Company defines adjusted cash net income as net income (loss) before non - cash income taxes, stock compensation expense, depreciation and amortization, non - financing charges, and cash exit costs related to its exit from its legacy apartment rental business . The Company believes that adjusted net income is useful to investors as a measure of a company's operating performance, without regard to generally non - recurring items and non - cash activity . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA and Adjusted EBITDA . The Company defines EBITDA as net income (loss) before interest, taxes, financing costs, depreciation and amortization, stock compensation expense, and incremental processing and channel fees, and Adjusted EBITDA as net income (loss) before interest, taxes, financing costs, depreciation and amortization, stock compensation expense, incremental processing and channel fees, and cash fees associated with its exit from the apartment rental business . The Company’s management uses these non - GAAP financial metrics and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes these non - GAAP financial metrics are useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA and Adjusted EBITDA are not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . For purposes of the guidance provided herein for the year ended December 31 , 2023 , however, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation could not be accomplished without unreasonable effort . Non - GAAP measures for future periods which cannot be reconciled to the most comparable GAAP financial measures are calculated in a manner which is consistent with the accounting policies applied in the Company’s consolidated financial statements . A reconciliation of net income (loss) to EBITDA, net income (loss) to adjusted EBITDA, and net income (loss) to adjusted net income is included in the financial tables included with this presentation . DISCLAIMER

3 AT A GLANCE SERVICE WHO WE ARE Provider of short - stay hotel rentals in destination locations Acquire low - cost lease rights for dislocated hotel properties (including those impacted by COVID - 19) via long - term Master Lease Agreements HOW WE ARE DIFFERENT Operate an asset light model with a lean corporate structure Proven, scalable business model Lead with technology Provide win - win solution for owners and travelers FINANCIAL CONSIDERATIONS Significant revenue and EBITDA growth (2019 - 2023 E) Enhanced cash flows offer ability to self - fund growth Substantial reduction / potential elimination of debt in 2023 August 2022 Initial Public Offering December 31 Year End 29.4 M Shares Outstanding (3/27/23) $43.8 M Net Rental Revenue (2022) $115 - $120 M Net Rental Revenue (2023 E) 839 Hotel Units Under Master Lease (2022) 1,211 Hotel Units Under Master Lease (3/31/23) 2,500 - 3,000 Hotel Units Under Master Lease (2023 E) $8.3 M EBITDA (2022) 1 $12.4 M Adjusted EBITDA (2022) 1 $21 - $25 M EBITDA (2023 E) 1 * Non - GAAP measure.

4 ASSET LIGHT GROWTH STRATEGY SERVICE Identify low - cost, long - term lease opportunities at discloated hotel properties Apply proprietary alogorithms to determine profit and cash flow potential Market reservations on multiple partner sales channels ( future inventory produces immediate cash flow ) Utilize consumer facing LuxUrban TM brand Strict cleanliness, maintenance and repair standards Build geographic density, target new cities Evolve financial profile by increasing RevPAR to drive margin expansion, generate cash flow, and reduce debt Expand hotel property portfolio Increase RevPAR Expand margins The Washington, New York City Deliver unparalleled client service

5 THE CHALLENGE FACING HOTEL OWNERS: Hotel CMBS Loans Maturing in a Higher Interest Rate Environment SERVICE $10+ billion of hotel - backed CMBS loans have been shifted to 2023 from prior years ( chart ) ~$31 billion of CMBS loans backed by hotel are set to mature by the end of 2024 Most of these loans were made at interest rates well below the current environment, and will need to be refinanced at higher rates Lenders are requiring hotel owners to put up more capital prior to refinancing these loans Urban hotel operators that cater to short - stay business guests are especially challenged, as revenues at many of these properties have yet to recover to pre - pandemic levels Residual dislocation challenges driven by COVID - 19 pandemic

6 THE OPPORTUNITY Multi - Year, Triple Net Master Lease Agreement SERVICE Partnering with LUXH allows property owners to: Avoid default Generate stable cash flow Improve ROI Increase occupancy Lock in occupancy rates Restructure debt

7 BUSINESS STRATEGY Property Lease Acquisiton Revenue Cycle Management Property Operations Apply proprietary data science and algorithms to manage revenue and create dynamic pricing Maximize occupancy rates and increase cash flow Pursue previously untapped, high margin revenue streams at each of our leased properties beginning in Q2 2023 Streamline operations Reduce / align staffing to operating requirements Hire General Manager Continual cost benefit analysis Lease properties with refundable security deposit or LOC, or both In most cases, we receive a period of “free rent” to make ready the property Lease entire properties, which may include food service, gyms, or store fronts. We do and plan to in most cases, sublease the food service or store fronts to generate additional income.

8 EVOLVING & GROWING SHORT - STAY PORTFOLIO Los Angeles / Miami Beach / New Orleans New York City / Washington, DC 2023 Expansion Initiatives Add density in existing US locations Target new US locations Target opening in London UK 2019 2020 2021 2022 Q1 2023 Units Under Master Lease Hotel units Apartment units 330 344 118 137 839 1211 8 8

PROPERTY LISTINGS

Property	# of Units	Property Type	Lease Term	Lease Remaining at 12/31/22 (years)	Extension Option (remaining at 12/31/22)	Annual Escalation	Date Commenced	Security Deposit or LOC
1200 O: 1200 Ocean Dr Miami Beach	24	Entire building, licensed for hotel like Rentals	10-year	4.0	None	3%	12/31/2016	$250,000
Blakely: 136 W 55th St, NYC (1)	118	Licensed hotel	15-year	13.8	10-year	3%	11/1/2021	$1,000,000
Herald: 71 W 35th St, NYC	168	Licensed hotel	15-year	14.4	None	3%	6/2/2022	$1,500,000
Variety: 1700 Alton Rd Miami Beach	68	Licensed hotel	5.5-year	3.8	None	3%	3/26/2021	$550,000
Impala / Flora: 1228 Collins Ave, Miami Beach	48	Licensed hotel	5-year	3.8	10-year	3%	10/1/2021	$515,000
Astor: 956 Washington Ave, Miami Beach	42	Licensed hotel	5-year	4.3	5-year	4%	4/15//2022	$350,000
Georgetown: 1000 29th St NW, Wash., DC	79	Licensed hotel	10-year	9.6	10-year	3%	8/1/2022	$500,000
Lafayette: 600 St Charles Ave, New Orleans	60	Licensed hotel	19.4-year	19.3	None	2%	11/1/2022	$300,000
Woodley: 2869 28th Street NW, Wash., DC	16	Licensed hotel	10-year	9.7	10-year	2.5%	9/1/2022	$50,000
Washington: 8 Albany Street, NYC	217	Licensed hotel	15.2-year	14.9	None	2%	9/20/2022	$5,500,000
			Weighted Avg.	**Weighted Avg.**	**Weighted Avg.**	**Weighted Avg.**		
Subtotal Operating Units as of 12/31/2022 (2)	840		12.8	12.0	15.3	2.7		10,515,000
Other Deposits on Units not operating as of 12/31/2022								1,830,675
Less: Blakely letter of credit								(1,000,000
Total Deposits (current deposits $112,290, non-current $11,233,385)								11,345,675

(1) (2) See footnotes Form 10K filed March 31, 2023

10 ON - LINE TRAVEL AGENT PARTNERSHIPS

11 GAINING MARKET SHARE 2020 2021 2022 $103 $122 $247 RevPAR and Occupancy 61% 72% 77% RevPAR defined as: revenue per available unit (net revenue / avg. units available during the period) The Astor Hotel, Miami Beach RevPAR and Occupancy on the rise across LUXH’s property portfolio

12 INCREASING NET RENTAL REVENUE 2019 (1) 2020 (1) 2021 (1) 2022 2023 (E) $5 $8 $21 $44 $115 - $120 Net Revenue ($ in MMs) CAGR (2019 - 2022) = 101% CAGR (2019 – 2023 E * ) = 116% * Measured at midpoint of estimate (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 267821) (2) See Form 10 - K filed March 31, 2023. The Blakely Hotel, New York City

13 EXPANDING EBITDA Initiatives Complement Anticipated Growth in Net Rental Revenue New credit card processor relationship Scale - derived benefits (i.e., geographic density) Labor contracts and scheduling Food & beverage initiatives Ancillary revenue opportunities Third - party management on select properties EBITDA / EBITDA Margin* ($ in MMs) $(0.1) $(4.0) $(0.6) $21 - $25*** 2019 (1) 2020 (1) 2021 (1) (1) See audited financial statements included in Company’s Registration Statement of Form S - 1 (No. 333 - 267821) Long term EBITDA margin goal 20 - 25% 2022 2023 (E) 19.6% * See reconciliation tables in this presentation ** 19% margin is EBITDA; Adjusted EBITDA margin = 28.3% ** Measured at the midpoint of net rental revenue estimate 19.0%* $12.4 $8.3 Adjusted EBITDA

14 GLOBAL TRAVEL MARKET 2023 Despite economic concerns, global tourism this year should improve to ~80% to 95% of pre - pandemic levels* 86% of global corporate travel suppliers expect 2023 spending by corporate customers will be much higher (26%) or somewhat higher (60%) compared to 2022 ** D emand for domestic and regional travel expected to remain strong 2023 U.S. hotel industry outlook vs. 2022***: - Occupancy of 63.6%, up from 62.7% - ADRs expected at $151.10, up 2.1% - RevPAR expected at $96.44, up 3.7% • United Nations World Tourism Organization via Bloomberg, January 2023 ** Q1 2023 Business Travel Outlook Poll (Global Business Travel Association) via Hospitalitynet , January 2023 ** STR and Tourism Economics via Hospitalitynet , January 2023 Townhouse Hotel, Miami

15 BRAND AMBASSADOR: BRADLEY THEODORE Internationally Renowned Artist is Our First Brand Ambassador Selection of Theodore’s work will be featured in bespoke studio spaces at select LuxUrban properties History of collaborations with prominent brands such as Puma, Moet, Rolls - Royce, LEGO, and Moleskin Theodore to host Art Basel event at LuxUrban’s Townhouse Hotel in Miami

16 2022 FINANCIAL RESULTS & 2023 GUIDANCE FY 2023 (E) FY 2021 FY 2022 Periods Ended December 31, 2022 (in 000s) $115,000 - $120,000 $21,380 $43,825 Net Rental Revenue $19,269 $31,450 Cost of Revenue $2,111 $12,375 Gross Profit $2,845 $6,794 General & Administrative Expenses - $2,548 Non - Cash Stock Compensation Expense - $2,386 Non - Cash Lease Asset Depreciation - $4,104 Apartment Rental Exit Costs $2,845 $15,832 Total Operating Expenses $(0.7) $(3,456) Loss from Operations $(2,234) $(9,391) Net (Loss) $(2,234) $3,753 Adjusted Cash Net Income * $21,000 - $25,000 $(0.6) $12,356 Adjusted EBITDA* * Non - GAAP measure; see reconciliation tables in this presentation.

RECONCILIATION TABLES
Net Loss to EBITDA, Adjusted EBITDA, and Cash Net Income

	For The Years Ended December 31, 2022	2021
Net Loss	$ (9,390,353)	$ (2,233,384)
Provision for Income Taxes and Other Taxes	591,968	-
Interest and Financing Costs	7,518,267	1,626,565
Depreciation and Amortization Expense	2,071,054	-
Stock Compensation Expense	2,547,536	-
Incremental Processing and Channel Financing Fees for Credit Risk	2,527,543	-
Non-Cash Lease Asset Loss Depreciation Charge	2,385,995	-
EBITDA	$ 8,252,010	$ (606,819)
Cash Exit Apartment Rental Costs	4,103,898	-
Adjusted EBITDA	$ 12,355,908	$ (606,819)
Net Loss	$ (9,390,353)	$ (2,233,384)
Stock Compensation Expense	2,547,536	-
Depreciation and Amortization Expense	2,071,054	-
Non-Cash Lease Asset Loss Depreciation Charge	2,385,995	-
Non-Financing Charges	2,034,376	-
Cash Net Income	$ (351,392)	$ (2,233,384)
Cash Exit Apartment Rental Costs	4,103,898	-
Adjusted Cash Net Income	$ 3,752,506	$ (2,233,384)

EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. EBITDA is a key measure of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and working capital needs. Adjusted EBITDA adjusts for non-cash stock compensation expense, as well as the costs associated with the exit of our apartment rental business under SoBeNY. Adjusted EBITDA is a key measure of our financial performance as, like EBITDA, measures our efficiency and operating cash flow before non-cash stock compensation costs, financing costs, taxes and working capital as well as the one-time nature of exit costs associated with SoBeNY. We utilize EBITDA and Adjusted EBITDA because they provide us with an operating metric closely tied to the operations of the business.

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18 EBITDA is defined as net income or loss before the impact of interest, taxes and depreciation and amortization. Adjusted EBIT DA is defined as EBITDA before the impact of non - cash expenses (stock compensation expense) and non - recurring costs to exit SoBeNY. EBITDA and adjusted EBTIDA are key measures of our financial performance and measures our efficiency and operating cash flow before financing costs, taxes and w ork ing capital needs. We utilize EBITDA and adjusted EBITDA because they provides us with an operating metric closely tied to the operations of the bu sin ess. Twelve Months Ended December 31 2020 2019 (4,615,725) $ (477,599) $ Net (Loss) Income 577,769 $ 374,026 $ Interest and Financing cost (4,037,956) $ (103,573) $ EBITDA FY 2019 - 2020 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA